Bank Loans	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Bank Loans
12.	Bank Loans
As of December 31, 2021 and 2022, certain bank loans were pledged by some of Group’s Intangible assets.
Short-term bank loans
The outstanding short-term bank loans of RMB10,000 as of December 31, 2021 was fully repaid upon maturity in 2022.
In 2022, the Group obtained bank loans amounting
to
RMB
49,794

(US$
7,219) from several financial institutions in the PRC. The weighted average effective interest rate of the short-term bank loans was 3.9% per annum. The loans are repayable within one year with interests paid on a monthly or quarterly
basis and guaranteed by the Group’s founder and director, Mr. Huazhi Hu.

Long-term bank loans
In 2021, the Group entered into long-term agreements with a bank in the PRC of total principals of RMB20,000, subject to an effective interest rate of 3.8% per annum, and with a maturity date from April 2, 2022 to March 15, 2026. As of December 31, 2021 and 2022, the principal amount of RMB3,000 and RMB13,154 (US$1,907), respectively, was due within 12 months after the balance sheet date and presented as current liabilities in the consolidated balance sheet.
The carrying value of the long-term bank loans approximates its fair value as of December 31, 2021 and 2022. The interest rates under the loan agreements with the banks were determined based on the prevailing interest rates in the market. The Group classifies the valuation techniques that use these inputs as Level II.